UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 South Grand Avenue, Suite 5100
Los Angeles, CA 90071

(Address of Principal Executive Offices) (Zip Code)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 19, 2021, Reliance Steel & Aluminum Co. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) via live webcast. At the Annual Meeting, 57,515,629 shares were represented in person or by proxy, or 90.28% of the total shares outstanding.

(b)	Stockholders voted on the matters set forth below:

(1)	The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next annual meeting of stockholders, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Sarah J. Anderson	53,078,324	529,893	69,019	3,838,393
Lisa L. Baldwin	52,968,138	640,730	68,368	3,838,393
Karen W. Colonias	52,967,816	642,623	66,797	3,838,393
John G. Figueroa	52,204,035	1,405,206	67,995	3,838,393
James D. Hoffman	53,238,104	371,975	67,157	3,838,393
Mark V. Kaminski	52,230,250	1,379,410	67,576	3,838,393
Karla R. Lewis	52,629,128	982,288	65,820	3,838,393
Robert A. McEvoy	52,768,606	840,575	68,055	3,838,393
Andrew G. Sharkey, III	52,125,131	1,484,111	67,994	3,838,393
Douglas W. Stotlar	48,413,418	5,195,624	68,194	3,838,393

(2)	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 51,755,114 for; 1,713,037 against; and 209,085 abstentions.  There were 3,838,393 broker non-votes.

(3)	The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was approved based upon the following votes:

The vote was 56,952,664 for; 481,738 against; and 81,227 abstentions.  There were no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Date: May 20, 2021	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary